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                                                Exhibit 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated September 26, 1995 included in Waxman Industries, Inc.'s Form 10-K for the year ended June 30, 1995 and to all references to our Firm included in this Registration Statement (File No. 33-54211).




Cleveland, Ohio,
October 9, 1995.